AMENDMENT TO COMMERCIAL SUBLEASE

This **Amendment to Commercial Sublease** (the "Amendment") is made and entered into as of the date of signing by both parties and shall form part of the original **Commercial Sublease Agreement** dated **August 1, 2021**, between:

Sublandlord: Hotel Versante Ltd.
Subtenant: Club Versante Management Ltd.

WHEREAS:

1. The Sublandlord and the Subtenant entered into a **Commercial Sublease Agreement** dated **August 1, 2021** (the "Sublease") for the premises located at **8499 Bridgeport Road, Richmond, British Columbia**, including **Bruno (Ground Floor 4,565sqft) and Alaia (12th Floor 2,467sqft)**.
2. The parties wish to amend certain terms of the Sublease regarding the use of Alaia and the rental amount from **June 01,2023**

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. Partial Surrender of Alaia (12th Floor 2,467) Use Rights

Effective **June 1, 2023**, the **Alaia (12th Floor)** space shall be returned to the **Sublandlord** for its exclusive use

2. Adjustment to Rent

As a result of the reduced usage rights, effective **August 1, 2024**, the monthly rent for the Sublease shall be adjusted as follows:

- **Revised Monthly Rent**: **CAD $12,800.00** (inclusive of all applicable taxes).
- This revised rent shall replace the previous amount of **CAD $20,000.00** stated in the Sublease.

GENERAL TERMS

1. **No Other Changes** – Except as explicitly stated in this Amendment, all terms and conditions of the original Sublease remain in full force and effect.
2. **Binding Effect** – This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3. **Counterparts & Electronic Signatures** – This Amendment may be executed in counterparts and electronically transmitted signatures shall be deemed valid and binding as originals.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SUBLANDLORD

Hotel Versante Ltd.

Per: ______________________

Authorized Signatory

Date: Jun 01, 2023

SUBTENANT

Club Versante Management Ltd.

Per: Amy Venhuizen

Authorized Signatory

Date: June 01,2023